© 2012 Weatherford. All rights reserved. Material Weakness Remediation Update Weatherford International July 24, 2012 Exhibit 99.2

© 2012 Weatherford. All rights reserved.
Contents
1. The Goal
2. Actions in the First Half of 2012
3. Status of Organizational Changes
4. Continuing Remedial Actions (“Tactical Steps”)
5. Refining Our Process

© 2012 Weatherford. All rights reserved.
The Goal: Eliminate the Tax Material Weakness at Year-End
• Update all tax account baseline evaluations and finalize remaining corrective actions
• Ensure the appropriate tax processes are in place and are operating effectively for 2012
• Continue the cultural improvements related to roles, responsibilities, and accountability over core controls and processes that impact tax accounting and reporting
Structure the 2012 program with an eye toward establishing a sustainable “best in class” tax function in future periods

3 © 2012 Weatherford. All rights reserved. The Goal: Foundational Project Principles • Tactical • Pragmatic • Action Oriented • Aligned Across the Business • Sustainable

Actions in the First Half of 2012
• Continued commitment by the entire senior management team and the Audit Committee to ensure the appropriate focus exists with respect to having appropriate resources for the tax processes and to assure the quality of the tax accounts
• We have worked on strengthening the tax organization by focusing on the people aspect of what will be required to build a “best in class” tax organization that will attract and retain the tax resources required for the long-term sustainability of our tax processes
• Continued execution and further enhancement of the tax processes
– Enhanced quarterly work plan which addresses key balance sheet accounts to include tax reserves (FIN 48), deferred tax liabilities (APB 23), and net deferred tax positions
(valuation allowance needs)
– Return to accruals have been prepared for all returns filed through the end of the second quarter
– Company enhanced tax processes training for existing tax and controllers staff on a global basis
• Established structured project management office for the continued remediation effort
– Currently headed by a third party advisor with significant process and controls experience with the charge to perform an “end to end mapping” of our tax processes

© 2012 Weatherford. All rights reserved.

5
© 2012 Weatherford. All rights reserved.
Status of Organizational Changes
• Hired Vice President, Tax
– Experienced with all aspects of our structure as well as strong background in tax processes and controls
– Experience in remediating a material weakness in income taxes at a prior company
• Aligned non-US tax personnel with regional finance to ensure more local accountability of tax processes
• Created an organizational structure based on tax functional lines (planning, accounting, compliance, and audits) to ensure sustainability of our tax processes
• Hired Assistant Vice President, Tax Audits
– Recognized leader in the tax community with over 30 years of tax experience
• Currently in active searches for other key positions in the tax department

© 2012 Weatherford. All rights reserved.

• Tax Returns
– Bring tax return filings and statutory records up to date
– Complete all tax return to accrual analyses for fiscal year 2011
• Complete tax basis balance sheets activities for entities for 2011
• Complete review of internal transactions for tax impact and evaluate and document
2012 process
Continuing Remedial Actions - Baseline
Complete all tax account sustainability baseline evaluations and corrective actions by December 31, 2012
© 2012 Weatherford. All rights reserved. 6

Continuing Remediation Actions - Process
• Document the current state process flows
– Identify and understand tax process and core finance process challenges that will impact future tax processes
• Challenge the current state process and refine as necessary to develop the target state process
• Develop the supporting templates for execution of the target state
• Enable the processes with technology
• Develop additional policies, procedures, and supporting manuals for the above and modify controls as appropriate
• Develop training, execute, and test on refined processes

© 2012 Weatherford. All rights reserved.
Ensure the appropriate tax processes are in place and are
operating effectively for 2012

© 2012 Weatherford. All rights reserved.
Continuing Remedial Actions - Culture
• Communicate the reasons for required change
• Clearly define and communicate roles and responsibilities
– Preparer, reviewer, approver
– Focus on both the Field (Finance and Tax) and Corporate Tax & Controllers
• Train accountable individuals on work execution
• Build the supporting organizational structure
• Monitor and review results, identify areas of improvement, and adjust as needed
Continue to improve the processes related to roles, responsibilities, and accountability over core controls and processes that impact tax accounting and reporting to ensure long-term sustainability

Refining Our Process: Embedding Control in How We Work
Weatherford Internal
Control Environment
Framework
COSO identifies five components of internal control that need to be in place and integrated to ensure the achievement of each of the objectives in the following categories:
•
Effectiveness and efficiency of operations
•
Reliability of financial reporting
•
Compliance with applicable laws and regulations
Essential Components
Accountability
Roles &
Responsibilities
2
Tax
Control
Processes
1
Documentation
3
COSO – Committee of Sponsoring Organizations
People
Processes and Procedures
Controls Key
Tax Policies
Mgmt
Oversight
© 2012 Weatherford. All rights reserved.

© 2012 Weatherford. All rights reserved.
Refining Our Process: Process Improvement is a Continuous Project
True sustainability is a multi-year process focuses on continuous improvement
Continuous Improvement
People
Tax, Controllers,
Operations, Legal, and
Treasury
Consistency
Standard Processes –
No Negotiations
Reliability
Align performance
metrics and rewards
Execution
Remediation of Material
Weakness and Low
Effective Tax Rate
Leadership and Commitment
Senior Management Team

11
© 2012 Weatherford. All rights reserved.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995 concerning, among other things, Weatherford’s prospects for its operations, expectations regarding future financial results and the resolution of our remediation of our material weakness in internal controls over financial reporting of income taxes, which are subject to certain risks, uncertainties and assumptions. These include the Company’s inability to design or improve internal controls to address identified issues; the impact upon operations of legal compliance matters or internal controls review, improvement and remediation, including the detection of wrongdoing, improper activities or circumvention of internal controls;
difficulties in controlling expenses, including costs of legal compliance matters or internal controls review, improvement and remediation; impact of changes in management or staff levels; the Company’s ability to manage its workforce to control costs; the outcome of pending government investigations, including the Securities and
Exchange Commission’s investigation of the circumstances surrounding the Company’s material weakness in its internal control over financial reporting of income taxes; the outcome of ongoing litigation, including shareholder litigation related to the Company’s material weakness in its internal control over financial reporting of income taxes and its restatement of historical financial statements; and other operational and non-operational risks that are detailed in our most recent Form 10-K and other filings with the U.S. Securities and Exchange Commission.
Should one or more of these risks or uncertainties materialize, or underlying assumptions prove incorrect, actual results may vary materially from those indicated in our forward-looking statements. We undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required under federal securities laws.